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                        Consent of Independent Auditors

The Board of Directors
Roper Industries, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 16, 2000, included in this annual report of the Roper Industries, Inc. Employees' Retirement Savings 004 Plan on Form 11-K for the year ended December 31, 1999, into the Plan's previously filed Registration Statement No. 333-36897.

                                    Arthur Andersen LLP



Atlanta, Georgia
June 23, 2000

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